                                                                    EXHIBIT 10.1


                                  SUPPLEMENT TO
                              AMENDED AND RESTATED
                    AMENDMENT NO. 4 TO AND WAIVER NO. 1 UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

         SUPPLEMENT dated as of April 20, 2001 (this "SUPPLEMENT") to Amended and Restated Amendment No. 4 to and Waiver No. 1 dated as of March 21, 2001 (the "WAIVER") under the Amended and Restated Credit Agreement dated as of December 11, 1998 (as heretofore amended or modified, the "CREDIT AGREEMENT") among POLAROID CORPORATION (the "COMPANY"), the LENDERS party thereto (the "LENDERS"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), as Co-Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Collateral Agent.

                              W I T N E S S E T H :

         WHEREAS, the Company and the Lenders entered into the Waiver pursuant to which the Lenders granted certain interim waivers to the Company on terms and conditions set forth therein, including the Company's agreement to give a mortgage on the Reservoir Site Property in favor of the Collateral Agent for the benefit of the Lenders;

         WHEREAS, the Company now desires to sell the Reservoir Site Property and has requested the Lenders to consent to the release of the lien and security interest of the Mortgage (as defined below);

         WHEREAS, the Lenders party hereto are willing to consent to the release of the Reservoir Site Property from the lien and security interest of the Mortgage on the terms set forth herein;

         WHEREAS, except as otherwise expressly modified hereby, the terms of the Waiver (including the requirements of Section 4(c) thereof relating to the Borrowing Condition and of Section 4(d) thereof relating to the Excess Cash Amount) are and will remain in full force and effect;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement and is not defined in the Waiver shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise specifically defined herein, each term used herein which is defined in the Waiver shall have the meaning assigned to such term in the Waiver. Each reference to "hereof", "hereunder", "herein" and

"hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Supplement becomes effective, refer to the Credit Agreement as modified hereby for the period the Waiver remains in effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference to "this Waiver" and each other similar reference in the Waiver shall, after this Supplement becomes effective, refer to the Waiver as modified hereby for the period the Waiver remains in effect.

          (b) As used herein, the following additional terms have the following meanings:

         "BUYER" means Davis Investment Ventures, Inc., or its designee pursuant to the Purchase and Sale Agreement, in its capacity as the buyer of the Reservoir Site Property pursuant to the Purchase and Sale Agreement and as lessor under the Reservoir Site Lease.

         "CLOSING NET CASH PROCEEDS" means, in respect to the closing of the Sale, the gross cash purchase price payable by the Buyer, less: (a) all expenses reasonably incurred by the Company in connection with the Purchase and Sale Agreement, but in an amount not exceeding $1,000,000; (b) up to $7,000,000 to be applied by the Company to provide collateral to the issuer of the letter of credit contemplated by the Purchase and Sale Agreement to constitute a portion of the Company's security deposit under the Reservoir Site Lease; and (c) up to $7,000,000 to be retained by the Buyer, as lessor, to constitute a portion of the Company's security deposit under the Reservoir Site Lease; PROVIDED that the amount in clause (b) or (c) may be increased by an offsetting reduction in the amount the Company is required to apply pursuant to the other of such clauses, so long as the aggregate amount deducted and applied pursuant to clauses (b) and
(c) does not exceed $14,000,000.

         "MORTGAGE" means the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of March 28, 2001 relating to Reservoir Site Property among the Company, as mortgagor and the Collateral Agent, as mortgagee.

          "NEW WAIVER EFFECTIVE DATE" means the date (if any) on which a next succeeding waiver and amendment under the Credit Agreement becomes effective, PROVIDED that the Company agrees to make best efforts to have this date occur no later than two Domestic Business Days in advance of the Waiver Expiry Time and PROVIDED FURTHER that the Company acknowledges and agrees that the purpose of this definition is solely to memorialize the Company's agreement with the Lenders to give additional real estate collateral, as contemplated by Section 6 of this Supplement, concurrently with and subject to the occurrence of the first to occur of the Sale and the New Waiver Effective Date and, as set forth in Section

3(c) of the Waiver, the Lenders are under no obligation to extend, and in their sole and absolute discretion may refuse to extend, the Waiver beyond the Waiver Expiry Time.

         "OWNED PROPERTIES" means those properties identified as "Owned Properties" on the schedule attached to the Company's April 18, 2001 letter to the Administrative Agent, being those of the owned properties that are not Principal Properties (as defined in the Indenture) that are to be subjected to a mortgage in favor of the Collateral Agent pursuant to Section 6(a).

         "PURCHASE OFFER" means the Purchase Offer dated April 10, 2001 from the Buyer, accepted by the Company, in the form attached to the Company's April 18, 2001 letter to the Administrative Agent.

         "PURCHASE AND SALE AGREEMENT" means a purchase and sale agreement entered into by the Company and the Buyer providing for the sale of the Reservoir Site Property by the Company to the Buyer on substantially the terms and conditions set forth in the Purchase Offer.

         "RESERVOIR SITE LEASE" means a lease entered into by the Company, as lessee, and the Buyer, as lessor, providing for the Company to lease portions of the premises at the Reservoir Site Property on substantially the terms and conditions set forth in the Purchase Offer.

         "SALE" means the sale of the Reservoir Site Property pursuant to the Purchase and Sale Agreement.

         "WAIVER AVAILABILITY LIMIT" means: (a) initially, $350,000,000; (b) on and after the closing of the Sale, $313,000,000; and (c) on and after September 1, 2001, $294,000,000; PROVIDED that (i) on each date on which the Company makes a payment of rent pursuant to the Reservoir Site Lease, each of the amounts specified in clause (b) and clause (c) shall automatically be increased by the amount of such payment (rounded downwards to the nearest multiple of $100,000) PROVIDED that the aggregate amount of increase pursuant to this clause (i) shall not exceed $7,000,000 and (ii) on each date on which the Company receives either a payment of any contingent purchase price payment from the Buyer as contemplated by the Purchase and Sale Agreement or a return of any portion of its security deposit under the Reservoir Site Lease (including by way of refund of any funds securing a letter of credit issued for its account for such purpose or payment of a deferred portion of the purchase price held in lieu of a cash security deposit), each of the foregoing amounts shall automatically be decreased by the amount of such payment or return (rounded upwards to the nearest multiple of $100,000) and PROVIDED FURTHER that the Company acknowledges and agrees that references in this definition to periods after the Waiver Expiry Time are solely for purposes of memorializing the Company's agreement with the Lenders on the subject of availability and pay-down of Loans under the Credit Agreement in such periods, and, as set forth in Section 3(c) of the Waiver, the Lenders are under no obligation to extend, and in their sole and absolute discretion may refuse to extend, the Waiver beyond the Waiver Expiry Time.

         SECTION 2. CONSENT TO RELEASE OF MORTGAGE. The Lenders party hereto hereby consent to the release of the Reservoir Site Property from the lien and security interest of the Mortgage concurrently with the closing of the Sale, and authorize and direct the Collateral Agent to execute an instrument of release and such other documents (including forms UCC-3) as are deemed necessary or appropriate by it to evidence such release.

         SECTION 3. WAIVER AVAILABILITY LIMIT; MANDATORY PREPAYMENTS. (a) The Company agrees that Section 4 of the Waiver is supplemented to provide that during the Waiver Period, no Borrowing shall be made that would cause the principal amount of outstanding Loans (after giving effect to such Borrowing) to exceed the Waiver Availability Limit applicable on the date of such Borrowing.

          (b) If on any Domestic Business Day the outstanding principal amount of Loans exceeds the Waiver Availability Limit applicable on such day, the Company shall on such Domestic Business Day prepay such a principal amount of the Loans as will cause the outstanding principal amount of Loans (after giving effect to such prepayment) to be equal to or less than the Waiver Availability Limit applicable on such day. Any such prepayment may be in any amount that is a multiple of $100,000, notwithstanding the minimum prepayment amount specified in
Section 2.08(a) of the Credit Agreement. The Company shall deliver to the Administrative Agent not later than Noon (New York City time) on each date a repayment is required to be made pursuant to this Section 3(b), specifying the amount of Loans being repaid, and any repayment of Euro-Dollar Loans shall be subject to Section 2.10 of the Credit Agreement.

         (c) Notwithstanding the provisions of Section 2.04 and Section 2.05 of the Credit Agreement, beginning with April 30, 2001, the Company will pay (i) interest on Base Rate Loans and commitment fees on the last day of each month rather than quarterly and (ii) interest on Euro-Dollar Loans at intervals of one month rather than three months (and in any such case on each other date specified in the applicable section).

         SECTION 4. APPLICATION OF CLOSING NET CASH PROCEEDS. (a) On the date of the closing of the Sale, the Company will direct the Buyer to pay directly to the Administrative Agent, by wire transfer of immediately available funds, such a portion of the Closing Net Cash Proceeds as will be sufficient to make any prepayment of Loans that is required on such date pursuant to either Section 3(b) of this Supplement, on account of the Waiver Availability Limit being decreased to $313,000,000 on such date, or Section 4(d) of the Waiver, on account of there being an Excess Cash Amount (calculated on a pro forma basis giving effect to the other payments (including any prepayment pursuant to Section 3(b) of this Supplement) and other transactions occurring in connection with such closing). The Company may retain any balance of the Closing Net Cash Proceeds.

          (b) The dates and amounts of any prepayment of Loans required by Sections 3(b) and 4(a) of this Supplement are not intended to be dates "fixed" for any such payment for purposes of Section 9.05(a)(i) of the Credit Agreement, and accordingly may be amended or waived with the consent of the Required Lenders.

         SECTION 5. DOCUMENTS FOR EXPEDITIOUS GRANT OF ADDITIONAL COLLATERAL. On or before April 30, 2001, the Company shall furnish to the Collateral Agent the following documents with respect to each Owned Property:

          (a) a current title commitment (but not title insurance); and

          (b) such other documents and information requested by the Collateral Agent in its reasonable discretion as would be necessary or useful in connection with the taking of a lien and security interest on such Owned Property pursuant to Section 6(a) of this Supplement.

         The Company will also proceed as promptly and diligently as possible, and use its reasonable best efforts, to obtain and deliver to the Collateral Agent with respect to each Owned Property:

         (x) a survey; and

         (y) a written appraisal of the fair market value of such Owned Property by an independent appraiser of recognized standing acceptable to the Administrative Agent.

         SECTION 6. ADDITIONAL REAL ESTATE COLLATERAL. (a) On the earlier to occur of (i) the Sale and (ii) the New Waiver Effective Date, the Company shall further secure (or if applicable cause the relevant Subsidiary Guarantor to further secure) its Secured Obligations by a lien on and security interest in each Owned Property and deliver to the Collateral Agent all such mortgages, deeds of trust, leasehold mortgages and other documents, together with the appropriate UCC forms for any related fixture filings, as shall be required (or reasonably requested by the Collateral Agent) to grant, record, perfect and protect such Liens, all in form and substance reasonably satisfactory to the Collateral Agent.

          (b) The Company will proceed as promptly and diligently as practicable, and use its reasonable best efforts, to effect a subdivision of its property owned in New Bedford, Massachusetts so as to permit the portion thereof identified as

"NB-6 (11X)," which has been designated by the Board of Directors as constituting a portion of such property that is not a Principal Property (as defined in the Indenture), to be mortgaged to the Collateral Agent. Promptly upon the effectiveness of such subdivision, the Company will deliver to the Collateral Agent the same documents and information relating to such portion as are required for Owned Properties pursuant to Section 5 of this Supplement and will further secure its Secured Obligations by a lien on and security interest in such portion as if Section 6(a) of this Supplement were applicable thereto.

         SECTION 7. LAPSE OF WAIVER. The Company agrees that Section 8 of the Waiver is modified to include a reference in clause (i) of Section 8 to the failure to make any prepayment required by Section 3(b) or 4(a) of this Supplement, as well as to the failure to make any payment of any interest or commitment fees required by Section 3(c) of this Supplement that continues for more than three Domestic Business Days after the due date thereof.

         SECTION 8. FINANCING DOCUMENT. The Company agrees that this Supplement shall be considered a "Financing Document" for all purposes of the Credit Agreement, including without limitation clause (e) of Section 6.01.

         SECTION 9. RELEASE OF BANK LIABILITY. The Company, for itself and on behalf of its affiliated entities, successors, assigns and legal representatives (the "COMPANY PARTIES"), jointly and severally releases, acquits and forever discharges the Administrative Agent, the Collateral Agent, the Co-Agent and each Lender (collectively, the "BANK PARTIES"), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "BANKS' AFFILIATES") from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Company or any other Company Party has or may have against any of the Bank Parties and/or the Banks' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called "lender liability theories", (ii) any covenants, agreements, duties or obligations set forth in the Financing Documents, (iii) any actions or omissions of any of the Bank Parties and/or the Banks' Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Financing Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees, or (viii) damages to business reputation.

          SECTION 10. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Supplement Effective Date (as defined in Section 14) and (ii) no Default will have occurred and be continuing on such date, except in any case as expressly contemplated to be waived by this Supplement and the Waiver. Without limiting the generality of the foregoing, the Company further represents and warrants that all information (other than projections) heretofore furnished by the Company to the Administrative Agent or any Lender for purposes of or in connection with this Supplement does not, and all such information hereafter furnished by the Company to the Administrative Agent or any Lender will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading, and all projections included in any such information will be based upon good faith estimates and assumptions believed by the Company's senior management to be reasonable at the time delivered, and at the time delivered represent senior management's reasonable best estimate of the future performance of the operations of the Company and its Subsidiaries.

         SECTION 11. CONSENT BY GUARANTORS. By its signature below, each Guarantor (as defined in the Subsidiary Guaranty Agreement) hereby consents to this Supplement, and acknowledges that this Supplement shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document, and hereby ratifies and confirms all of the Financing Documents to which it is a party.

         SECTION 12. GOVERNING LAW. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 13. COUNTERPARTS. This Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 14. EFFECTIVENESS. This Supplement shall become effective as of the date hereof on the date (the "SUPPLEMENT EFFECTIVE DATE") when the Administrative Agent shall have received (i) from each of the Company, each Guarantor and the Super-Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof and (ii) confirmation that the Company has paid all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, and Policano and Manzo, financial advisors, that have been rendered to the Company at least one Domestic Business Day prior to the Supplement Effective Date in respect of this Supplement or other Credit Agreement matters.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.


                                       POLAROID CORPORATION


                                       By:  /S/ CARL. L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       INNER CITY, INC.


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       POLAROID ASIA PACIFIC LIMITED


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       POLAROID LATIN AMERICA
                                       CORPORATION


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       POLAROID DIGITAL SOLUTIONS, INC.


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:

                                       POLAROID EYEWEAR, INC.


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       POLAROID ID SYSTEMS, INC.


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       POLAROID MALAYSIA LIMITED


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       PRD CAPITAL INC.


                                       By:  /S/ CARL L. LUEDERS
                                            ----------------------------------
                                            Name:
                                            Title:


                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                       By:  /S/ KIMBERLY L. TURNER
                                            ----------------------------------
                                            Name: Kimberly L. Turner
                                            Title: Vice President


                                       ABN AMRO BANK N.V.


                                       By:  /S/ STEVEN C. WIMPENNY
                                            ----------------------------------
                                            Name: Steven C. Wimpenny
                                            Title: Group Senior Vice President


                                       By:  /S/ WILLIAM J. TERESKY, JR.
                                            ----------------------------------
                                            Name: William J. Teresky, Jr.
                                            Title: Group Vice President

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION


                                       By:  /S/ PETER VAVOULES
                                            ----------------------------------
                                            Name: Peter Vavoules
                                            Title: Executive Vice President


                                       FOOTHILL CAPITAL (L.A.)


                                       By:  /S/ JEFF NIKORA
                                            ----------------------------------
                                            Name: Jeff Nikora
                                            Title:

                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS BRANCHES


                                       By:  /S/ DAVID MAYHEW
                                            ----------------------------------
                                            Name: David Mayhew
                                            Title: Vice President


                                       By:  /S/ KEITH BRAZIN
                                            ----------------------------------
                                            Name: Keith Brazin
                                            Title: Vice President


                                       BANK ONE, NA


                                       By:  /S/ PHILLIP D. MARTIN
                                            ----------------------------------
                                            Name: Phillip D. Martin
                                            Title: Senior Vice President


                                       SENIOR DEBT PORTFOLIO


                                       By:  Boston Management and Research,
                                            as investment advisor


                                       By:  /S/ SCOTT H. PAGE
                                            ----------------------------------
                                            Name: Scott H. Page
                                            Title: Senior Vice President


                                       THE SUMITOMO BANK, LIMITED,
                                       NEW YORK BRANCH


                                       By:  /S/ LEO PAGARIGAN
                                            ----------------------------------
                                            Name: Leo Pagarigan
                                            Title: Vice President

                                       WACHOVIA BANK, N.A.


                                       By:  /S/ JILL E. SYNDER
                                            ----------------------------------
                                            Name: Jill E. Synder
                                            Title: Vice President


                                       FLEET NATIONAL BANK


                                       By:  /S/ ROBERT J. BRANDOW
                                            ----------------------------------
                                            Name: Robert J. Brandow
                                            Title: Senior Vice President


                                       MELLON BANK, N.A.


                                       By:  /S/ WALTER J. LETTS
                                            ----------------------------------
                                            Name: Walter J. Letts
                                            Title: Vice President


                                       TEXTRON FINANCIAL CORPORATION


                                       By:  /S/ MATTHEW J. COLGAN
                                            ----------------------------------
                                            Name: Matthew J. Colgan
                                            Title: Director


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:  /S/ DONALD V. DAVIS
                                            ----------------------------------
                                            Name: Donald V. Davis
                                            Title: Vice President

                                       FOOTHILL INCOME TRUST, L.P.


                                       By:  /S/ JEFF NIKORA
                                            ----------------------------------
                                            Name: Jeff Nikora
                                            Title: Vice President


                                       ERSTE BANK NEW YORK


                                       By:  /S/ ARCINEE HOVANESSIAN
                                            ----------------------------------
                                            Name: Arcinee Hovanessiam
                                            Title: Director - Erste Bank New
                                                   York Branch


                                       By:  /S/ JOHN S. RUNNION
                                            ----------------------------------
                                            Name: John S. Runnion
                                            Title: Managing Director - Erste
                                                   Bank New York Branch